Segment Information - Divisions	6 Months Ended
Jun. 30, 2021
Text Block [Abstract]
Segment Information
3    SEGMENT INFORMATION – DIVISIONS

First Half	Beauty & Personal Care	Home Care	Foods & Refreshment	Total
Turnover (€ million)
2020	10,610	5,328	9,776	25,714
2021	10,407	5,182	10,202	25,791
Change (%)	(1.9)	(2.7)	4.4	0.3
Impact of:
Acquisitions (%)	2.2	—	1.6	1.5
Disposals (%)	—	(0.2)	(0.2)	(0.1)
Currency-related items (%), of which:	(7.1)	(6.8)	(4.8)	(6.1)
Exchange rates changes (%)	(7.3)	(6.9)	(5.0)	(6.3)
Extreme price growth in hyperinflationary markets* (%)	0.2	0.2	0.2	0.2

Underlying sales growth (%)	3.3	4.5	8.1	5.4

Price * (%)	1.4	(0.3)	2.1	1.3
Volume (%)	1.8	4.8	5.8	4.0

Operating profit (€ million)
2020	2,403	744	1,525	4,672
2021	2,089	655	1,682	4,426

Underlying operating profit (€ million)
2020	2,495	817	1,772	5,084
2021	2,215	727	1,905	4,847

Operating margin (%)
2020	22.6	14.0	15.6	18.2
2021	20.1	12.6	16.5	17.2

Underlying operating margin (%)
2020	23.5	15.3	18.1	19.8
2021	21.3	14.0	18.7	18.8

*
Underlying price growth in excess of 26% per year in hyperinflationary economies has been excluded when calculating the price growth in the tables above, and an equal and opposite amount is shown as extreme price growth in hyperinflationary markets.

Turnover growth is made up of distinct individual growth components namely underlying sales, currency impact, acquisitions and disposals. Turnover growth is arrived at by multiplying these individual components on a compounded basis as there is a currency impact on each of the other components. Accordingly, turnover growth is more than just the sum of the individual components.
Underlying operating profit represents our measure of segment profit or loss as it is the primary measure used for the purpose of making decisions about allocating resources and assessing performance of segments. Underlying operating margin is calculated as underlying operating profit divided by turnover.